Exhibit 99.(h)(iv)(a)

March 23, 2021

State Street Bank and Trust Company

100 Summer Street,

Floor 7, Mailstop SUM0704

Boston, MA 02110

Attention A. Elizabeth Howard, Vice President and Managing Counsel

Re:      Schwab Strategic Trust (the “Trust”)

Ladies and Gentlemen:

Reference is made to the Master Fund Accounting and Services Agreement between us dated as of October 1, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Schwab ETF, as defined in the Amendment to the Agreement dated as of October 8, 2009 (the “Amendment”):

Schwab International Dividend Equity ETF

In accordance with Section 3 of the Amendment, we request that you act as Accounting Agent with respect to the Schwab International Dividend Equity ETF. A current Appendix A to the Agreement and Appendix B to the Amendment are attached hereto. In connection with such request, the Trust, on behalf the Schwab International Dividend Equity ETF, hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section 4(b) of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to us and retaining one copy for your records.

[Signature page follows]

SCHWAB STRATEGIC TRUST

By:	/s/ Jonathan de St Paer
Name: Jonathan de St Paer
Title: President and CEO

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kathy MacVarish
Name: Kathy MacVarish
Title: Senior Vice President

Appendix A

to

Master FUND ACCOUNTING AND SERVICES Agreement

As of March 23, 2021

MANAGEMENT INVESTMENT COMPANIES AND PORTFOLIOS THEREOF, IF ANY

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Value Advantage Money Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York Municipal Money Fund

Schwab AMT Tax-Free Money Fund

Schwab Treasury Obligations Money Fund

Schwab Variable Share Price Money Fund

Schwab Retirement Government Money Fund

SCHWAB INVESTMENTS
Schwab 1000 Index Fund
Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund
Schwab Global Real Estate Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab High Yield Municipal Bond Fund

SCHWAB CAPITAL TRUST
Schwab International Index Fund
Schwab Small-Cap Index Fund
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketTrack All Equity Portfolio
Schwab S&P 500 Index Fund
Schwab Dividend Equity Fund
Schwab Small-Cap Equity Fund
Schwab Large-Cap Growth Fund
Schwab Total Stock Market Index Fund
Schwab Health Care Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund

Schwab Target 2060 Fund
Schwab Target 2065 Fund
Schwab Target 2015 Index Fund
Schwab Target 2020 Index Fund
Schwab Target 2025 Index Fund
Schwab Target 2030 Index Fund
Schwab Target 2035 Index Fund
Schwab Target 2040 Index Fund
Schwab Target 2045 Index Fund
Schwab Target 2050 Index Fund
Schwab Target 2055 Index Fund
Schwab Target 2060 Index Fund
Schwab Target 2065 Index Fund
Schwab Core Equity Fund
Schwab Hedged Equity Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Monthly Income Fund - Moderate Payout
Schwab Monthly Income Fund - Enhanced Payout
Schwab Monthly Income Fund - Maximum Payout
Schwab International Core Equity Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund

SCHWAB ANNUITY PORTFOLIOS
Schwab Government Money Market Portfolio
Schwab S&P 500 Index Portfolio
Schwab VIT Balanced Portfolio
Schwab VIT Balanced with Growth Portfolio
Schwab VIT Growth Portfolio

SCHWAB STRATEGIC TRUST
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. REIT ETF
Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF
Schwab U.S. Dividend Equity ETF
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab 1000 Index ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Schwab Long-Term U.S. Treasury ETF
Schwab International Dividend Equity ETF

Appendix B

to Master FUND ACCOUNTING AND SERVICES Agreement

As of March 23, 2021

List of Schwab ETFs

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

Schwab 1000 Index ETF

Schwab 1-5 Year Corporate Bond ETF

Schwab 5-10 Year Corporate Bond ETF

Schwab Long-Term U.S. Treasury ETF

Schwab International Dividend Equity ETF